                                                                   EXHIBIT 10.4





                INDEMNITY, SUBROGATION AND CONTRIBUTION AGREEMENT


            INDEMNITY, SUBROGATION and CONTRIBUTION AGREEMENT dated as of October 19, 1995, as amended and restated as of November 10, 1998, among UCAR INTERNATIONAL INC., a Delaware corporation ("UCAR"), UCAR GLOBAL ENTERPRISES INC., a Delaware corporation, as borrower (the "BORROWER"), each of the U.S. Subsidiaries party hereto (collectively, the "SUBSIDIARY GUARANTORS"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as collateral agent for the Secured Parties (such term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreements). Reference is made to (i) the Credit Agreement dated as of October 19, 1995, as amended and restated as of March 19, 1997 and November 10, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the "EXISTING CREDIT AGREEMENT"), among UCAR, the Borrower, the Subsidiary Borrowers party thereto, the Lenders party thereto, the Fronting Banks party thereto and The Chase Manhattan Bank, as administrative agent and collateral agent and
      (ii) the Credit Agreement dated as of November 10, 1998 among UCAR, the Borrower, UCAR S.A., the Lenders party thereto, The Chase Manhattan Bank, as administrative agent and collateral agent, Credit Suisse First Boston, as syndication agent, and Morgan Guaranty Trust Company of New York, as syndication agent (as the same may be amended, supplemented or otherwise modified from time to time, the "TRANCHE C FACILITY CREDIT AGREEMENT", and together with the Existing Credit Agreement, the "CREDIT AGREEMENTS").

            The Lenders and the Fronting Banks, respectively, have agreed to make Loans and to issue Letters of Credit pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreements. Each of the Subsidiary Guarantors has agreed to guarantee, among other things, all the obligations of the Borrower and the other Credit Parties under the Credit Agreements.

            The obligations of the Lenders to make the Loans and of the Fronting Banks to issue the Letters of Credit under the Credit Agreements are conditioned upon, among other things, the execution and delivery by the Subsidiary Guarantors of an indemnity, subrogation and contribution agreement in the form hereof (the "AGREEMENT") to support the due and punctual payment of, with respect to each Subsidiary Guarantor, its obligations as obligor or guarantor in respect of (a) the unpaid principal of and premium, if any, and interest
(including interest accruing at the then applicable rate provided in the Existing Credit Agreement after the maturity of the Loans thereunder and interest accruing at the then applicable rate provided in the Existing Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Credit Party thereunder whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Loans made under the Existing Credit Agreement,

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                                                                               2

when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) the unpaid principal of and premium, if any, and interest (including interest accruing at the then applicable rate provided in the Tranche C Facility Credit Agreement after the maturity of the Loans thereunder and interest accruing at the applicable rate provided in the Tranche C Facility Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Credit Party thereunder whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Loans made under the Tranche C Facility Credit Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (c) each payment required to be made by any Credit Party under the Existing Credit Agreement, when and as due, including payments in respect of reimbursements of L/C Disbursements, interest thereon and obligations to provide cash collateral, (d) each payment required to be made by any Credit Party under the Tranche C Facility Credit Agreement, when and as due, and (e) all other obligations and liabilities of every nature of the Credit Parties under the Credit Agreements from time to time owed to the Secured Parties or any of them, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), which may arise under, out of, or in connection with, the Existing Credit Agreement, the Tranche C Facility Credit Agreement, any Guarantee Agreement, any Security Document or any other Loan Document and any obligation of the Borrower or any Credit Party under either of the Credit Agreements to a Lender under either Credit Agreements pursuant to an Interest/Exchange Rate Protection Agreement or under any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to the Collateral Agent or to the Secured Parties that are required to be paid by the Borrower or any Credit Party pursuant to the terms of the Existing Credit Agreement, the Tranche C Facility Credit Agreement, any Guarantee Agreement, any Security Document, any other Loan Document or any Interest/Exchange Rate Protection Agreement with a Lender (all of the foregoing obligations collectively, the "OBLIGATIONS").

            Accordingly, UCAR and the Borrower, each Subsidiary Guarantor and the Collateral Agent agree as follows:

            SECTION 1. INDEMNITY AND SUBROGATION. In addition to all such rights of indemnity and subrogation as the Subsidiary Guarantors may have under applicable law (but subject to Sec tion 3), UCAR and the Borrower agree that (a) in the event a pay ment shall be made by any Subsidiary Guarantor under the Subsidiary Guarantee Agreement, UCAR and the Borrower shall indemnify such Subsidiary Guarantor for the full amount of such payment and such Subsidiary Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to


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                                                                               3

the extent of such payment and (b) in the event any assets of any Subsidiary Guarantor shall be sold pursuant to any applicable security agreement or similar instrument or agreement to satisfy a claim of any Secured Party, UCAR and the Borrower shall indemnify such Subsidiary Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

            SECTION 2. CONTRIBUTION AND SUBROGATION. Each Subsidiary Guarantor agrees (subject to Section 3) that in the event a payment shall be made by any Subsidiary Guarantor under the Subsidiary Guarantee Agreement or assets of any Subsidiary Guarantor shall be sold pursuant to any applicable security agreement or similar instrument or agreement to satisfy a claim of any Secured Party, and such Subsidiary Guarantor (the "CLAIMING SUBSIDIARY GUARANTOR") shall not have been indemnified by UCAR or the Borrower as provided in Section 1, each other Subsidiary Guarantor (a "CONTRIBUTING SUBSIDIARY GUARANTOR") shall indemnify the Claiming Subsidiary Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, multiplied by a fraction of which the numerator shall be the net worth of the Contributing Subsidiary Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Subsidiary Guarantors on the date hereof (or, in the case of any Subsidiary Guarantor becoming a party hereto pursuant to Section 16, the date of the Supplement hereto executed and delivered by such Subsidiary Guarantor). Any Contributing Subsidiary Guarantor making any payment to a Claiming Subsidiary Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Subsidiary Guarantor under
Section 1 to the extent of such payment.

            SECTION 3. SUBORDINATION. Notwithstanding any provision of this Agreement to the contrary, all rights of the Subsidiary Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full of the Obligations. No failure on the part of UCAR, the Borrower or any Subsidiary Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any other Subsidiary Guarantor with respect to any Guarantee, and each Subsidiary Guarantor shall remain liable for the full amount of the Obligations that such Subsidiary Guarantor has otherwise guaranteed.

            SECTION 4. TERMINATION. This Agreement shall terminate when all the Obligations have been indefeasibly paid in full, no Letters of Credit are outstanding and the Secured Parties have no further Commitments under the Credit Agreements.

            SECTION 5. CONTINUED EFFECTIVENESS. UCAR, the Borrower and each Subsidiary Guarantor further agree that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be restored by any Secured Party or any Subsidiary Guarantor upon the


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                                                                               4

bankruptcy or reorganization of UCAR, the Borrower, any Subsidiary Guarantor or otherwise.

            SECTION 6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 7. WAIVERS; AMENDMENT. (a) No failure or delay of the Collateral Agent, any Secured Party, or any Guarantor in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power or any abandonment or discontinuance of steps to enforce such a right or power preclude any other or further exercise thereof or the exercise of any other right or power. The rights and the remedies of the Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Subsidiary Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other or further notice or demand in similar or other circumstances.

            (b) Except for the operation of Section 16 of this Agreement, neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Subsidiary Guarantors and the Collateral Agent, with the prior written consent of the Required Secured Parties.

            SECTION 8. NOTICES. All communications and notices hereunder shall be in writing and given as provided in the Credit Agreements, except those to any Subsidiary Guarantor that is not a Credit Party, which shall be directed to the address set forth under its signature below.

            SECTION 9. BINDING AGREEMENT; ASSIGNMENTS. This Agreement shall become effective as to each of UCAR, the Borrower or any Subsidiary Guarantor when a counterpart hereof executed on behalf of UCAR, the Borrower or such Subsidiary Guarantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon each of UCAR, the Borrower or such Subsidiary Guarantor and the Collateral Agent and their respective successors and permitted assigns, and shall inure to the benefit of such Subsidiary Guarantor and the Secured Parties, and their respective successors and permitted assigns, except that no Subsidiary Guarantor shall have the right to assign its rights hereunder or any interest herein (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Loan Documents.

            SECTION 10. SUCCESSORS AND ASSIGNS. Whenever in this Agreement any of the parties hereto is referred to, such reference

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                                                                               5

shall be deemed to include the successors and permitted assigns of such party, and all covenants, promises and agreements by or on behalf of each of UCAR, the Borrower or any Subsidiary Guarantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and permitted assigns.

            SECTION 11. SURVIVAL OF AGREEMENT; SEVERABILITY. (a) All covenants, agreements, representations and warranties made by each of UCAR, the Borrower and each Subsidiary Guarantor herein and in any certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and each Subsidiary Guarantor and shall survive the making by the Lenders of the Loans, the execution and delivery to the Lenders of the Loan Documents and the issuance by any Fronting Bank of the Letters of Credit, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or L/C Disbursement or any Fee or any other amount payable under, or in respect of, this Agreement or under any of the other Loan Documents (other than any Local Facility Loan Document that is not supported in any way by any Loan Document (other than another Local Facility Loan Document)) is outstanding and unpaid and so long as any Letter of Credit is outstanding and so long as the Commitments have not been terminated.

            (b) In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

            SECTION 12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

            SECTION 13. RULES OF INTERPRETATION. The rules of interpretation specified in Section 1.02 of the Credit Agreements shall be applicable to this Agreement.

            SECTION 14. JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) Each of UCAR, the Borrower and each Subsidiary Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any

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                                                                               6

thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment related to any such action or proceeding, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Loan Party or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against UCAR, the Borrower or any Subsidiary Guarantor or any Secured Party or their properties in the courts of any jurisdiction.

            (b) Each of UCAR, the Borrower, each Subsidiary Guarantor and each Secured Party hereby irrevocably and uncondi tionally waives, to the fullest extent it may legally and effectively do so, any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

            SECTION 15. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15.

            SECTION 16. ADDITIONAL  SUBSIDIARY  GUARANTORS.  Pursuant to Section
5.11 of the Credit Agreements, each Subsidiary incorporated or otherwise organized in the United States of America (a "U.S. SUBSIDIARY") that was not in existence or not a Subsidiary on the date thereof is required to enter into this Agreement as a Subsidiary Guarantor upon becoming a Subsidiary. Upon execution and delivery, after the date hereof, by the Collateral Agent and a U.S. Subsidiary of an instrument in the form of Annex 1, such U.S. Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor hereunder. The execution and delivery of any such instrument shall not require

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                                                                               7

the consent of any Subsidiary Guarantor hereunder. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Agreement.

            SECTION 17. HEADINGS. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpretive, this Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.


                                        UCAR INTERNATIONAL INC.

                                          by  /s/ Corrado F. DeGasperis
                                              ---------------------------
                                              Name:  Corrado F. DeGasperis
                                              Title: Controller


                                        UCAR GLOBAL ENTERPRISES INC.

                                          by  /s/ Corrado F. DeGasperis
                                              ---------------------------
                                              Name: Corrado F. DeGasperis
                                              Title: Controller


                                        EACH OF THE SUBSIDIARY GUARANTORS
                                        LISTED ON SCHEDULE I HERETO

                                          by  /s/ Corrado F. DeGasperis
                                              ---------------------------
                                              Name: Corrado F. DeGasperis
                                              Title: Controller


                                        THE CHASE MANHATTAN BANK, as
                                        Collateral Agent

                                          by  /s/ Marian Schulman
                                              ---------------------------
                                              Name: Marian Schulman
                                              Title: Vice President

                                                                      SCHEDULE I
                                                        TO INDEMNITY SUBROGATION
                                                      AND CONTRIBUTION AGREEMENT


                              SUBSIDIARY GUARANTORS



UCAR Carbon Company Inc.
UCAR Carbon Technology Corporation
UCAR Holdings Inc.
UCAR Holdings II Inc.
UCAR Holdings III Inc.
UCAR International Trading Inc.
Union Carbide Grafito, Inc.
UCAR Composites Inc.

                                                                      ANNEX I TO
                                                          INDEMNITY, SUBROGATION
                                                      AND CONTRIBUTION AGREEMENT







                        SUPPLEMENT  NO.  dated  as  of [ ],  to  the  Indemnity,
                  Subrogation and Contribution Agreement dated as of as of October 19, 1995, as amended and restated as of November 10, 1998 (the "INDEMNITY, SUBROGATION AND CONTRIBUTION
                  AGREEMENT"), among UCAR INTERNATIONAL INC., a Delaware corporation ("UCAR"), UCAR GLOBAL ENTERPRISES INC., a Delaware corporation (the "BORROWER"), each of Subsidiary Guarantors (each capitalized term used but not defined having the meaning given it in the Indemnity, Subrogation and Contribution Agreement or the Credit Agreements) party thereto and THE CHASE MANHATTAN BANK, a New York banking corporation, as Collateral Agent for the Secured Parties.


            A. Reference is made to (i) the Credit Agreement dated as of October 19, 1995, as amended and restated as of March 19, 1997 and November 10, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the "EXISTING CREDIT AGREEMENT") among UCAR, the Borrower, the Subsidiary Borrowers party thereto, the Lenders party thereto, the Fronting Banks party thereto and The Chase Manhattan Bank, as administrative agent and collateral agent and (ii) the Credit Agreement dated as of November 10, 1998, among UCAR, the Borrower, UCAR S.A., the Lenders party thereto, The Chase Manhattan Bank, as administrative agent and collateral agent, Credit Suisse First Boston, as syndication agent, and Morgan Guaranty Trust Company of New York, as syndication agent (as the same may be amended, supplemented or otherwise modified from time to time, the "TRANCHE C FACILITY CREDIT AGREEMENT", and together with the Existing Credit Agreement, the "CREDIT AGREEMENTS").

            B. Certain Subsidiary Guarantors have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make Loans and the Fronting Banks to issue Letters of Credit pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreements. Pursuant to Section 5.11 of the Credit Agreements, promptly after its creation or acquisition, each additional U.S. Subsidiary is required to become a party to the Indemnity, Subrogation and Contribution Agreement as a Subsidiary Guarantor.
Section 16 of the Indemnity, Subrogation and Contribution Agreement provides that additional U.S. Subsidiaries may become Subsidiary Guarantors under the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the "NEW SUBSIDIARY GUARANTOR") is a U.S. Subsidiary and is executing this Supplement in accordance with the require ments of the Credit Agreements to become a Subsidiary Guarantor under the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make additional Loans and the Fronting Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

            Accordingly, the Collateral Agent and the New Subsidiary Guarantor agree as follows:

            SECTION 1. In accordance with Section 16 of the Indemnity, Subrogation and Contribution Agreement, the New Subsidiary Guarantor by its signature below becomes a Subsidiary Guarantor under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Subsidiary Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Subsidiary Guarantor thereunder. Each reference to a "Subsidiary Guarantor" in the Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Subsidiary Guarantor. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

            SECTION 2. The New Subsidiary Guarantor represents and warrants to the Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and equitable principles of general applicability.

            SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary Guarantor and the Collateral Agent.

            SECTION 4. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

            SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 6. If any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

            SECTION 7. All communications and notices hereunder shall be in writing and given as provided in the Credit Agreement. All communications and notices hereunder to the New Subsidiary

Guarantor shall be given to it at the address set forth under its signature, with a copy to the Borrower.


            IN WITNESS WHEREOF, the New Subsidiary Guarantor and the Collateral Agent have duly executed this Supplement to the Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.


                                        [NAME OF NEW SUBSIDIARY
                                        GUARANTOR],

                                          by_____________________________
                                            Name:    ____________________
                                            Title:   ____________________
                                            Address: ____________________


                                        THE CHASE MANHATTAN BANK, as
                                        Collateral Agent,

                                          by_____________________________
                                            Name:    ____________________
                                            Title:   ____________________